[ * ] INDICATES CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

MANUFACTURING AND SUPPLY AGREEMENT

Stellar Biotechnologies, Inc. and Life Diagnostics, Inc.

Life Diagnostics, Inc., a Pennsylvania corporation with administrative offices at 906 Old Fern Hill Road, West Chester, PA 19380 (“LIFE DX”) and Stellar Biotechnologies, Inc., a Canadian corporation  having a place of business at 332 E. Scott Street, Port Hueneme, CA 93041 (”STELLAR”), together “The Parties”, agree as follows:

Recitals

Whereas, LIFE DX develops, manufactures and sells diagnostic tests and related products for research and clinical markets;

Whereas, STELLAR manufactures and commercializes keyhole limpet hemocyanin (KLH);

Whereas, STELLAR desires to engage LIFE DX to develop, manufacture, assemble, test, label, package, and ship certain Commercial Products (as defined below);

Whereas, LIFE DX wishes to provide such services;

Now therefore, in consideration of the mutual covenants and conditions contained in this Agreement, the parties agree as follows.

(1)

Definitions

a.

“Agreement” shall mean this agreement, together with any Exhibits referenced herein.

b.

“Confidential Information” shall have the meaning as set forth in the Confidential Disclosure Agreement entered into as of August 1, 2011 by and between LIFE DX and STELLAR (“Confidential Disclosure Agreement”) and including certain business relationships and Intellectual Property as set forth herein.

c.

“Effective Date” shall be the latest date on which the Agreement is fully executed by LIFE DX and STELLAR.

d.

“STELLAR Intellectual Property” means copyrights, patents, trade secrets and mask works, whether or not registered, filed, applied for or the like, and all related rights and all tangible and intangible works, manifestations and aspects of same existing as of the Effective Date and created or coming into existence during the term of this Agreement. As used herein, “patents” includes all inventions, invention disclosures, provisional applications, applications, letters patents and all foreign counterparts and foreign equivalents of same, and any and all divisions, continuations, continuations-in-part, revisions, renewals, reissues, extensions and like of the foregoing.

e.

“LIFE DX Intellectual Property” means copyrights, patents, trade secrets and mask works, whether or not registered, filed, applied for or the like, and all related rights and all tangible and intangible works, manifestations and aspects of same existing as of the Effective Date and created or coming into existence during the term of this Agreement. As used herein, “patents” includes all inventions, invention disclosures, provisional applications, applications, letters patents and all foreign counterparts and foreign equivalents of same, and any and all divisions, continuations, continuations-in-part, revisions, renewals, reissues, extensions and like of the foregoing.

f.

“Project Period” shall be for a period of four (4) years beginning October 18, 2011 and shall be automatically extended for twenty-four (24) month periods unless terminated according the terms and conditions set forth herein.

g.

“Project” shall mean any and all activities including any of Product Development, Product Manufacture and/or supply of Commercial Product paid for by STELLAR.

h.

“Product Development” shall mean any activity required to design, formulate, set-up conditions for, establish reagents for, produce, verify or validate a Commercial Product including, but not limited to, evaluating, inspecting, testing or analyzing diagnostic products or samples, prototypes, components, reagents and the like for purposes of e.g. determining performance, quality, range of reactivity and the like during the Project, as further illustrated in Exhibit A.

i.

“Product Manufacture” shall mean production, assembly and final packaging of Enzyme-Linked Immuno-Sorbent Assay Test Kits (ELISA) as finished Commercial Products for transfer to STELLAR. For purposes of clarity, ELISA test kit shall have the meaning as; an immunoassay that uses a signal generating compound, e.g. an enzyme or fluorophore, linked to an antibody or antigen as a marker for the detection of a specific protein, especially an antigen or antibody and shall include the necessary components and reagents to perform said immunoassay. The scope of Commercial Products may be extended periodically by mutual agreement of The Parties.

j.

“Commercial Products” shall mean, individually or together, six (6) STELLAR branded ELISA Test Kits for mouse (IgG and IgM), rat (IgG and IgM) and non-human primate (IgG and IgM), manufactured by LIFE DX under the Project, with product specifications as defined in Exhibit B (“Specifications”) which may be modified from time to time by written consent of both parties.

k.

“Project Director” shall mean Chris Chadwick, Ph.D., President and CEO of LIFE DX.

l.

“STELLAR Liaison” shall be STELLAR employee Herb Chow, Ph.D., Vice President of Product Development, or a STELLAR representative appointed by President and CEO of STELLAR as primary contact to the Project Director.

m.

“Results” shall mean any and all work products, data and output produced in the course of the Project including, without limitation, laboratory notebook information, written or electronically recorded notes and descriptions; biological materials; procedures; assay conditions, antigens, antibodies and other purified reagent preparations; and assay reagents.

n.

“Exclusive Basis” shall mean that LIFE DX shall not provide the services of the Project to any other commercial entity and STELLAR shall not for the period of the Agreement engage any other commercial entity to perform the services of the Project, as set forth further below.

o.

“Product Milestone Activities” are set forth in Exhibit A.

p.

“STELLAR Customer(s)” shall mean an entity placing an order with STELLAR.

(2)

Engagement of LIFE DX

a.

STELLAR hereby engages LIFE DX, on an Exclusive Basis, for the Project, e.g. to manufacture, assemble, inspect, test, label, package and ship the Commercial Products, in accordance with the terms of this Agreement, exclusively for sale to STELLAR.

b.

STELLAR shall transfer certain Confidential Information to LIFE DX to perform the Project.  LIFE DX will maintain the security of the Confidential Information in accordance with the terms of the Confidential Disclosure Agreement.

c.

STELLAR shall supply Keyhole Limpet Hemocyanin (KLH) and other reagents for use in the Project.  LIFE DX shall not use, , the STELLAR-supplied KLH or reagents in any manner other than in the Project without prior written consent of STELLAR.

d.

LIFE DX hereby warrants that it will use its best efforts to undertake the Project e.g. to conduct Product Development activities and supply Commercial Products to STELLAR and will allocate sufficient use of its facilities, resources, capital equipment, materials, tools and labor to enable it to deliver the Commercial Products in the quantities as required by STELLAR and as mutually agreed upon by The Parties.

e.

LIFE DX will apply its best efforts to undertake and complete the Project using accepted professional standards of workmanship and effort, in accordance with the timeline in Exhibit A.

f.

Any new intellectual property, discovered by STELLAR or LIFE DX, pertaining to STELLAR Intellectual Property in the course of the project shall be assigned to STELLAR.  Any new intellectual property discovered by LIFE DX or STELLAR, pertaining to LIFE DX Intellectual Property in the course of the Project shall be assigned to LIFE DX.  LIFE DX hereby grants STELLAR a worldwide, non-exclusive license to the LIFE DX Intellectual Property developed during the course of the Project, solely as it pertains to the manufacture of Commercial Product.  For purposes of clarity, the worldwide, non-exclusive license does not extend to other LIFE DX Intellectual Property.

g.

LIFE DX will manufacture the Commercial Products exclusively for STELLAR.  LIFE DX will also have the right to list the Commercial Products on the LIFE DX website.  If Commercial Products are directly sold by and through LIFE DX, STELLAR will receive a royalty equivalent to 50% of the Commercial Product retail sales price less production costs per kit, production costs not to exceed $[ * ] per ELISA test kit.  In addition, both parties will agree on discounts, rebates and other price modifications to the Commercial Product retail sales price.  For purposes of clarity, Commercial Product sold by and through LIFE DX will have a retail sales price no less than Commercial Product as sold by and through STELLAR, of which the retail sales price at no less than $[ * ] per ELISA test kit.  STELLAR will notify LIFE DX of any change to the retail sales price of Commercial Product and these changes will be reflected at LIFE DX within thirty (30) days of such notification.

h.

Control of the Project shall rest with LIFE DX and the Project Director.  STELLAR shall have opportunities to advise LIFE DX and the Project Director regarding conduct of the Project.  Project Director may substitute technical staff involved in Project with the prior approval of STELLAR.

i.

Final Results of the Project will be delivered in the form of a written report, which shall identify the methods used and the results obtained, including a listing of all antibodies or reagents produced in the course of Project.

(3)

Payment for Product Development Activities

a.

LIFE DX and STELLAR agree that payment for the Project shall be made to LIFE DX from STELLAR (i) upon mutual agreement of the successful execution and completion of the specific Product (Exhibit A) and (ii) upon receipt of a written expense invoice.  STELLAR shall use reasonable steps to mitigate out of pocket expenses by LIFE DX.

b.

LIFE DX shall provide an accounting of Project costs. STELLAR shall pay LIFE DX in US dollars by means of a check, money order or wire transfer payable to LIFE DX, or in other mutually agreed upon manner as defined above.  Checks shall be sent to Project Director or wired to a mutually agreed upon bank account.

(4)

Forecasts and Purchase Orders

a.

At the beginning of each calendar month, STELLAR will submit to LIFE DX a non-binding, written forecast of STELLAR’s expected requirements for Commercial Product for that month.  From time to time, STELLAR will submit written or electronic Purchase Orders to LIFE DX for Commercial Products to be delivered to STELLAR or to STELLAR Customer(s).  Any such Purchase Order shall contain those details upon which the parties mutually agree.

b.

LIFE DX will respond to any STELLAR Purchase Order with: (i) a written or electronic Purchase Order confirmation statement (including quantity and ship date) and (ii) an actual ship date confirmation statement (which shall include the packing list) upon shipment of the ordered Product. The terms and conditions in this Agreement shall supersede and replace all preprinted form terms and conditions set forth on any Purchase Order acknowledgment.

1.

LIFE DX shall confirm Purchase Order within 72 hours from the receipt of the order.

2.

LIFE DX shall use all reasonable efforts to deliver ordered Commercial Product to STELLAR within fourteen (14) days of receipt of a Purchase Order.

c.

LIFE DX shall ship Product to the location(s) designated by STELLAR in the Purchase Order using FedEx.  LIFE DX shall pack all Product ordered in a manner suitable for shipment and sufficient to withstand the effects of shipping, including handling during loading and unloading.

d.

STELLAR may reject any Product units which do not meet Commercial Product Specifications.  To reject a Product, STELLAR shall notify LIFE DX in writing, within thirty (30) days of delivery of Product, of its rejection and shall return to LIFE DX the rejected Product.  LIFE DX shall credit STELLAR for any Product units returned by STELLAR on the next month’s invoice to STELLAR.

(5)

Pricing and Payment

a.

STELLAR agrees to pay LIFE DX $[ * ] per each ELISA test kit purchased from LIFE DX.

b.

LIFE DX shall invoice STELLAR monthly for any product ordered in the previous calendar month, less any Product rejected by STELLAR during that period.

c.

STELLAR shall pay for Commercial Product within ninety (90) days of receipt of LIFE DX’s invoice.  Unless otherwise agreed upon in advance, STELLAR shall pay LIFE DX in US dollars by means of a check, money order or wire transfer to a bank designated by LIFE DX.

(6)

Risk Management

a.

Each party to this Agreement agrees to hold harmless the other party from injuries, damages and loss arising from the negligent acts and omissions its employees, officers and agents under this Agreement.  Each of the parties assumes no responsibility to the other party for any indirect or consequential damages suffered by another party to this Agreement, or by any person, firm or corporation not a party to this Agreement.  Each party shall maintain at its sole expense adequate insurance for self-insurance coverage to satisfy its obligations under this Agreement.  This provision shall survive termination of this Agreement.

(7)

Termination

a.

STELLAR may terminate this Agreement by giving one hundred twenty (120) days written notice to LIFE DX.  LIFE DX may terminate this Agreement by giving one hundred twenty (120) days written notice to STELLAR. In the event of such termination by LIFE DX, LIFE DX will take all reasonable steps to identify, qualify and validate a comparable manufacturing site and facility and will transfer all methods, processes, reagents, data and information necessary for the manufacture of all STELLAR Commercial Products under this Agreement.

(8)

Disputes:  Responsive to Notice for Performance, The Parties agree to use good faith efforts to negotiate any disputes.

(9)

Severability.  If any term or provision contained in this Agreement is or becomes illegal, null or void or against public policy, for any reason, or is held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining terms and provisions in this Agreement shall not be affected thereby.  Furthermore, in lieu of any invalid or unenforceable term or provision, the parties hereto intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

(10)

Facsimiles; Counterparts.  Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original.  At the request of any party, the parties shall confirm facsimile transmission by signing a duplicate original document.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument.

(11)

Further Assurances.  Each party agrees to promptly execute and deliver such documents and promptly due such other acts as are reasonably requested by the other as may be necessary or appropriate to effectuate the purposes of this Agreement.

(12)

Entire Agreement.  This Agreement, together with the attached schedule and the Confidential Disclosure Agreement, which are incorporated herein by reference, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and all prior and contemporaneous agreements, representations, negotiations and understandings of the parties hereto, oral or written, are hereby superseded and merged herein.  Each party to this Agreement acknowledges that no representations, inducements, promises or agreements have been made, orally or otherwise, by any party, or, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement will be valid or binding.  No supplement, modification or amendment of this Agreement will be binding unless executed in writing by the parties hereto.  No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any provision, whether or not similar, nor will any waiver constitute a continuing waiver.  No waiver will be binding unless executed by the party making the waiver.

(13)

Notices.  All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given on the date of service if served personally, via facsimile or nationally-recognized overnight delivery service on the party to whom notice is to be given, or forty-eight (48) hours following deposit of such notice in the first class mail, registered or certified, return receipt requested, postage prepaid and properly addressed as follows:

To STELLAR at:

Stellar Biotechnologies

332 E. Scott Street

Port Hueneme, CA 93041

Attn.:  Frank Oakes, President

Telephone:  805 488-2147

Facsimile:  805 488-1278

To LIFE DX at:

Life Diagnostics, Inc

906 Old Fern Hill Road

West Chester, PA 19380

Attn.:  Chris Chadwick, CEO

Telephone:  610 431-7707

Facsimile:  610 431-7818

(14)

Captions and Headings.  The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

(15)

Construction.  The language of this Agreement will be interpreted and construed simply and in accordance with its fair meaning, and must not be construed strictly for or against any party hereto by reason of its draftsmanship or for any other reason whatsoever.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXHIBIT A

PRODUCT DEVELOPMENT PLAN

Timeline and Development Costs / Expenses for KLH ELISA Test Kits

Mouse anti-KLH ELISA Test Kits - IgG and IgM	Time (wks)		Cost
1. Isolate anti-KLH IgG and IgM for calibration studies
Requires at least 25 ml serum from 7- and 21-day post immunization animals
At ~0.25 ml/mouse + 100 mice X 2 + 200 mice total		$	[ * ]

Affinity isolation and characterization of anti-KLH subunit IgG and IgM	2	$	[ * ]

Validate IgG and IgM ELISAs	5	$	[ * ]

2. Compare anti-KLH responses of subunit KLH, IMG KLH, Sigma KLH, bioSyn KLH
Requires 30 mice total	2	$	[ * ]

3. Reagent costs (misc tdb)		$	[ * ]

subtotal		$	[ * ]

Rat anti_KLH ELISA Test Kits - IgG and IgM
1. Isolate anti-KLH IgG and IgM for calibration studies
Requires at least 50 ml serum from 7- and 21-day post immunization animals
At ~5.0 ml/rat = 10 rats X 2 = 20 rats total		$	[ * ]

Affinity isolation and characterization of anti-KLH subunit IgG and IgM	2	$	[ * ]

Validate IgG and IgM ELISAs	5	$	[ * ]

2. Compare anti-KLH responses of subunit KLH, IMG KLH, Sigma KLH, BioSyn KLH
Requires 30 rats total	2	$	[ * ]

3. Reagent costs (misc tdb)		$	[ * ]

subtotal		$	[ * ]

Monkey anti-KLH ELISA Test Kits - IgG and IgM
1. Isolate anti_KLH IgG and IgM for calibration studies
Requires at least 1000 ml serum from normal animals		$	[ * ]

Affinity isolation and characterization of anti-KLH subunit IgG and IgM	2	$	[ * ]

Validate IgG and IgM ELISAs	5	$	[ * ]

2. Compare anti-KLH responses of subunit KLH, IMG KLH, Sigma KLH, bioSyn KLH
(recommends not - too expensive)

3. Compare anti-KLH responses of Rhesus and Cyno	2	$	[ * ]

4. Reagent costs (misc tdb)		$	[ * ]

subtotal		$	[ * ]

TOTAL COST (est)		$	[ * ]

time requirements are estimates. Development for all six (6) test kits will be run in parallel. Total projected development time is ~3-5 months

Some initial start-up expenses may be required but remaining balance payable upon completion of the activity

EXHIBIT B

COMMERCIAL PRODUCT SPECIFICATIONS

Product Specifications	Performance	Acceptance
Mouse Anti-KLH IgG ELISA Kit with control	• Quantitative detection of standards in ng/mL of IgG • Kit stability: 6 months at 2 to 8C from the date of purchase • Total assay CV ≤ 10%	Equivalent or better
Mouse Anti-KLH IgM ELISA Kit with control	• Quantitative detection of standards in ng/mL of IgM • Kit stability: 6 months at 2 to 8C from the date of purchase • Total assay CV ≤10%	Equivalent or better
Rat Anti-KLH IgG ELISA Kit with control

•

Quantitative detection of standards in ng/mL of IgG corresponding to the units published in Life #4010-1 product insert

•

Kit stability: 6 months at 2 to 8C from the date of purchase

•

Total assay CV ≤ 10%

Equivalent or better
Rat Anti-KLH IgM ELISA Kit with control

•

Quantitative detection of standards in ng/mL of IgG corresponding to the units published in Life #4000-2C product insert

•

Kit stability: 6 months at 2 to 8C from the date of purchase

•

Total assay CV ≤ 10%

Equivalent or better
Monkey Anti-KLH IgG1 ELISA Kit with control	• Quantitative detection of standards in ng/mL of IgG • Kit stability: 6 months at -20C from the date of purchase • Total assay CV ≤ 10%	Equivalent or better
Monkey Anti-KLH IgM ELISA Kit with control	• Quantitative detection of standards in ng/mL of IgG • Kit stability: 6 months at -20C from the date of purchase • Total assay CV ≤ 10%	Equivalent or better

Insert PIs (Herb and Chris to provide)

Mock-up of Stellar–brand labels (kit box, bulk packaging, vials, etc.) (see attachment)

Stellar KLH™
ELISA Test Kit

Mouse Anti-KLH IgG ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-01G

ELISA for the Quantitative Determination of **Mouse Anti-KLH IgG** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation. Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgM or IgG levels in drug-treated vs. control groups reveals effects on immune response.

This Mouse Anti-KLH IgG ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgG levels in serum or plasma.

PRINCIPLE OF THE TEST

This Mouse anti-KLH IgG ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated goat anti-mouse IgG antibody for detection. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgG in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgG molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgG is proportional to the optical density.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Mouse IgG HRP Conjugate, 11 ml
- Anti-KLH IgG Stock[a] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH IgG standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

1. Working 20-0.625 ng/ml anti-KLH IgG standards should be used within 1 hour of preparation.
2. The anti-KLH IgG stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended)*.

[a] The reference standard provided with the kit was calibrated using affinity purified mouse anti-KLH IgG.

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™ ELISA Test Kit

3. Label 6 polypropylene or glass tubes as 20, 10, 5, 2.5, 1.25, and 0.625 ng/mL.
4. Into the tube labeled 20 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgG stock (also detailed on the vial label) and mix gently. This provides the 20 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 10, 5, 2.5, 1.25, and 0.625 ng/mL
6. Prepare a 10 ng/ml standard by diluting and mixing 250 µl of the 20 ng/ml standard with 250 µl of diluent in the tube labeled 10 ng/ml.
7. Similarly prepare the 5, 2.5, 1.25, and 0.625 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc., suggest that a 25,000-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 25,000-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 270 µl and 996 µl of diluent into separate tubes.
2. Pipette and mix 4 µl of the serum/plasma sample into the tube containing 996 µl of diluent. This provides a 250 fold diluted sample.
3. Mix 30 µl of the 250 fold diluted sample with the 270 µl of diluent in the second tube. This provides a 2500 fold dilution of the sample.
4. Mix 30 µl of the 2500 fold diluted sample with the 270 µl of diluent in the second tube. This provides a 25000 fold dilution of the sample.
5. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in triplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader *within 5 minutes*.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgG in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgG in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgG concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgG (ng/ml)	Absorbance (450 nm)
20	2.831
10	1.679
5	0.933
2.5	0.517
1.25	0.298
0.625	0.203

Absorbance 450nm
3
2
1
0
0
5
10
15
20
25
Concentration of Mouse Anti KLH IgG in ng/mL

PI-001, Rev. a

Stellar Biotechnologies, Inc. • Mouse Anti-KLH IgG ELISA Kit • Stellar KLH ELISA • Product Code ELI-01G • Page 2

Stellar KLH™
ELISA Test Kit

Mouse Anti-KLH IgM ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-01M

ELISA for the Quantitative Determination of **Mouse Anti-KLH IgM** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation. Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgM or IgG levels in drug-treated vs. control groups reveals effects on immune response.

This Mouse Anti-KLH IgM ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgM levels in serum or plasma.

PRINCIPLE OF THE TEST

This Mouse anti-KLH IgM ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated goat anti-mouse IgM antibody for detection. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgM in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgM molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgM is proportional to the optical density.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Mouse IgM HRP Conjugate, 11 ml
- Anti-KLH IgM Stock[A] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH IgM standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and removed from their storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

1. Working 30 – 0.94 ng/ml anti-KLH IgM standards should be used within 1 hour of preparation.
2. The anti-KLH IgM stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended)*.

[A] The reference standard provided with the kit was calibrated using affinity purified mouse anti-KLH IgM.

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™
ELISA Test Kit

3. Label 6 polypropylene or glass tubes as 30, 15, 7.5, 3.75, 1.88 and 0.94 ng/ml.
4. Into the tube labeled 30 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgM stock (also detailed on the vial label) and mix gently. This provides the 30 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 15, 7.5, 3.75, 1.88 and 0.94 ng/ml.
6. Prepare a 15 ng/ml standard by diluting and mixing 250 µl of the 30 ng/ml standard with 250 µl of diluent in the tube labeled 15 ng/ml.
7. Similarly prepare the 7.5, 3.75, 1.88 and 0.94 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc. Life Diagnostics, Inc., suggest that a 500-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 500-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 48 µl and 237.5 µl of diluent into separate tubes.
2. Pipette and mix 2 µl of the serum/plasma sample into the tube containing 48 µl of diluent. This provides a 25 fold diluted sample.
3. Mix 12.5 µl of the 25 fold diluted sample with the 237.5 µl of diluent in the second tube. This provides a 500 fold dilution of the sample.
4. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in triplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader *within 5 minutes*.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgM in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgM in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgM concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgM (ng/ml)	Absorbance (450 nm)
30	3.174
15	1.856
7.5	1.046
3.75	0.606
1.88	0.363
0.94	0.237

Absorbance 450nm
0
1
2
3
4
0
10
20
30
40
Concentration of Mouse anti-KLH IgM (ng/mL)

PI-002, Rev. a

Stellar Biotechnologies, Inc. • Mouse Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-01M • Page 2

Stellar KLH™
ELISA Test Kit

Rat Anti-KLH IgG ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-02G

ELISA for the Quantitative Determination of **Rat Anti-KLH IgG** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation. Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgM or IgG levels in drug-treated vs. control groups reveals effects on immune response.

This Rat Anti-KLH IgG ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgG levels in serum or plasma.

PRINCIPLE OF THE TEST

This Rat anti-KLH IgG ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated goat anti-rat IgG antibody for detection. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgG in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgG molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgG is proportional to the optical density.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Rat IgG HRP Conjugate, 11 ml
- Anti-KLH IgG Stock[A] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH Igg standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

1. Working 500 – 15.63 ng/ml anti-KLH IgG standards should be used within 1 hour of preparation.
2. The anti-KLH IgG stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended)*.

[A] The reference standard provided with the kit was calibrated using affinity purified rat anti-KLH IgG

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™
ELISA Test Kit

3. Label 6 polypropylene or glass tubes as 500, 250, 125, 62.5, 31.25, and 15.63 ng/ml.
4. Into the tube labeled 30 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgG stock (also detailed on the vial label) and mix gently. This provides the 30 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 250, 125, 62.5, 31.25, and 15.63 ng/ml.
6. Prepare a 250 ng/ml standard by diluting and mixing 250 µl of the 500 ng/ml standard with 250 µl of diluent in the tube labeled 250 ng/ml.
7. Similarly prepare the 125, 62.5, 31.25, 15.63 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc., suggest that a 2000-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 2000-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 1000 µl and 1998 µl of diluent into separate tubes.
2. Pipette and mix 2 µl of the serum/plasma sample into the tube containing 1998 µl of diluent. This provides a 1000 fold diluted sample.
3. Mix 1000 µl of the 1000 fold diluted sample with the 1000 µl of diluent in the second tube. This provides a 2000 fold dilution of the sample.
4. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in duplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader *within 5 minutes*.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgG in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgG in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgG concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgG (ng/ml)	Absorbance (450 nm)
500	3.096
250	2.003
125	1.276
62.5	0.802
31.25	0.438
15.63	0.269

Absorbance 450nm
0
1
2
3
4
0
100
200
300
400
500
600
Concentration of Rat Anti KLH IgG in ng/mL

PI-003, Rev. a

Stellar Biotechnologies, Inc. • Rat Anti-KLH IgG ELISA Kit • Stellar KLH ELISA • Product Code ELI-02G • Page 2

Stellar KLH™
ELISA Test Kit

Rat Anti-KLH IgM ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-02M

ELISA for the Quantitative Determination of **Rat Anti-KLH IgM** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation. Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgM or IgG levels in drug-treated vs. control groups reveals effects on immune response.

This Rat Anti-KLH IgM ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgM levels in serum or plasma.

PRINCIPLE OF THE TEST

This Rat anti-KLH IgM ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated goat anti-rat IgM antibody for detection. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgM in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgM molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgM is proportional to the optical density.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Rat IgM HRP Conjugate, 11 ml
- Anti-KLH IgM Stock[A] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH IgM standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

1. Working 500 – 15.63 ng/ml anti-KLH IgM standards should be used within 1 hour of preparation.
2. The anti-KLH IgM stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended)*.

[A] The reference standard provided with the kit was calibrated using affinity purified rat anti-KLH IgM.

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™
ELISA Test Kit

3. Label 6 polypropylene or glass tubes as 500, 250, 125, 62.5, 31.25, and 15.63 ng/mL.
4. Into the tube labeled 500 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgM stock (also detailed on the vial label) and mix gently. This provides the 500 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 250, 125, 62.5, 31.25, and 15.63 ng/mL.
6. Prepare a 250 ng/ml standard by diluting and mixing 250 µl of the 500 ng/ml standard with 250 µl of diluent in the tube labeled 250 ng/ml.
7. Similarly prepare the 125, 62.5, 31.25, and 15.63 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc. suggest that a 2000-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 2000-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 1998 µl and 1000 µl of diluent into separate tubes.
2. Pipette and mix 2 µl of the serum/plasma sample into the tube containing 1998 µl of diluent. This provides a 1000 fold diluted sample.
3. Mix 1000 µl of the 1000 fold diluted sample with the 1000 µl of diluent in the second tube. This provides a 2000 fold dilution of the sample.
4. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in duplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader within 5 minutes.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgM in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgM in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgM concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgM (ng/ml)	Absorbance (450 nm)
500	2.849
250	1.607
125	0.900
62.5	0.557
31.25	0.335
15.63	0.260

Absorbance 450nm
0
1
2
3
0
100
200
300
400
500
600
Concentration of Rat Anti KLH IgM in ng/mL

PI-004, Rev. a

Stellar Biotechnologies, Inc. • Rat Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-02M • Page 2

Stellar KLH™
ELISA Test Kit

Monkey Anti-KLH IgG ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-03G

ELISA for the Quantitative Determination of **Monkey Anti-KLH IgG** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation.[1] Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgG or IgM levels in drug-treated vs. control groups reveals effects on immune response.

This Monkey Anti-KLH IgG ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgG levels in serum or plasma. IgG is the major IgG subclass in monkeys.[2,3]

PRINCIPLE OF THE TEST

This Monkey anti-KLH IgG ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated mouse monoclonal anti-monkey IgG antibody for detection[A]. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgG in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgG molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgG is proportional to the optical density.

[A] Specificity of the monoclonal antibody was determined in competitive ELISA's at Life Diagnostics, Inc using recombinant monkey IgG1, IgG2, IgG3 and IgG4 as reference materials. All reference IgG's were kindly provided by The NIH Nonhuman Primate Reagent Resource center.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Monkey IgG HRP Conjugate, 11 ml
- Anti-KLH IgG Stock[B] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH IgG standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

Please read attached MSDS for biohazard information.

1. Working 60 – 0.94 ng/ml anti-KLH IgG standards should be used within 1 hour of preparation.
2. The anti-KLH IgG stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted*

[B] The reference standard provided with the kit was calibrated using affinity purified rhesus monkey anti-KLH IgG prepared at Life Diagnostics, Inc. IgG1 content was measured using a monkey IgG1 ELISA developed at Life Diagnostics Inc.

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™
ELISA Test Kit

standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended).

3. Label 7 polypropylene or glass tubes as 60, 30, 15, 7.5, 3.75, 1.88 and 0.94 ng/ml.
4. Into the tube labeled 60 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgG stock (also detailed on the vial label) and mix gently. This provides the 60 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 30, 15, 7.5, 3.75, 1.88 and 0.94 ng/ml.
6. Prepare a 30 ng/ml standard by diluting and mixing 250 µl of the 60 ng/ml standard with 250 µl of diluent in the tube labeled 30 ng/ml.
7. Similarly prepare the 15 ,7.5, 3.75, 1.88 and 0.94 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc. suggest that a 500-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 500-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 48 µl and 237.5 µl of diluent into separate tubes.
2. Pipette and mix 2 µl of the serum/plasma sample into the tube containing 48 µl of diluent. This provides a 25 fold diluted sample.
3. Mix 12.5 µl of the 25 fold diluted sample with the 237.5 µl of diluent in the second tube. This provides a 500 fold dilution of the sample.
4. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in triplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader *within 5 minutes*.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgG in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgG in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgG concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgG (ng/ml)	Absorbance (450 nm)
60	2.817
30	1.688
15	1.018
7.5	0.534
3.75	0.344
1.88	0.215
0.94	0.140

Absorbance 450nm
0
1
2
3
0
20
40
60
80
Concentration of Monkey Anti KLH IgG in ng/mL

REFERENCES

1. JR Picotti et.al. T-cell-dependent antibody response: Assay development in cynomolgus monkeys. Journal of Immunotoxicology, 2:191-196 (2005)
2. ED Williamson et.al. Immunogenicity of recombinant protective antigen and efficacy against aerosol challenge with anthrax. Infection and Immunity 73:5978-5987 (2005)
3. P Procell-Wilkins et.al. Isotypic analysis of humoral immune responses in rhesus monkeys to an adult microsomal antigen of Schistosoma Mansoni: an indicator of successful treatment. Am. J. Trop. Med. Hyg. 45:629-635 (1991)

Stellar Biotechnologies, Inc. • Monkey Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-03G • Page 2

Stellar KLH™
ELISA Test Kit

Material Safety Data Sheet

Monkey Anti-KLH IgG Standard
(Component of kit ELI-03G)

DESCRIPTION: The monkey anti-KLH IgG standard is comprised of rhesus monkey serum diluted in a proprietary matrix. It is provided in a sealed vial in lyophilized format.

CUSTOMER INFORMATION

Please forward this abbreviated MSDS to your coordinator for review and filing. Please assure that this MSDS reaches the intended user of this material.

HAZARD INFORMATION

HANDLE THIS MATERIAL AND ITS DERIVATIVES AS A BIOHAZARD

Nonhuman primates can carry a variety of zoonotic diseases including B virus (*Cercopithecine Herpes Virus 1 or Herpesvirus simae)*, Measles, Influenza, Pox viruses (Monkeypox and Yaba virus), filoviruses such as Ebola virus, Gastrointestinal disease (*Salmonella*, *Shigella*, *Giardia*, *Entamoeba histolytica*, *Balantidium coli)*, Bacterial pneumonia (*Streptoccus pneumoniae*), and Tuberculosis (*Mycobacterium tuberculosis*). Zoonotic diseases are those that can be transmitted between species. It is important to note that a disease that does not cause serious health effects in one species may cause severe, life-threatening illness in another species.

Care must be taken by all personnel who handle this material to prevent potential exposure to zoonotic pathogens. Contact with this material may irritate the eyes, skin, or mucous membranes and potentially result in infection. In order to limit exposure, exercise all due caution and wear appropriate personal protective equipment when handling this material. Good laboratory and manufacturing procedures are essential for safe use. If eye exposure occurs, flush product from eyes with water for at least 15 minutes, see a physician. If skin exposure occurs, wash and scrub the exposed area thoroughly with soap, concentrated solution of detergent, povidone-iodine, or chlorhexidine and water, irrigate the area with running water for 15-20 minutes, see a physician.

FIRE AND SPILL INFORMATION

In case of fire use suitable extinguishing agent such as water, carbon dioxide, foam or dry chemical to suppress the surrounding fire. In case of spill collect material in a leak proof container and decontaminate the spilled material with a freshly made 1% bleach solution (a 1:5 dilution of household bleach) or similar disinfectant with virucidal properties, and dispose of according to Federal, State, and local regulations. Decontaminate the area of the spill with a freshly made 1% bleach solution (a 1:5 dilution of commercial bleach) or similar disinfectant with virucidal properties. Allow sufficient contact time (30 minutes) before final clean up of surfaces.

PERSONAL PROTECTIVE EQUIPTMENT

Protective gloves, safety goggles, face shield, long sleeved lab coat or gown and access to a safety eyewash station are recommended. Protective clothing should be replaced if it is contaminated. Protective clothing should be removed on leaving the work area. Wash hands after removing gloves.

The information, data, and recommendations contained herein have been compiled from sources believed to be reliable and are believed to be accurate. Stellar Biotechnologies Inc. makes no warranty of any kind whatsoever with respect thereto and disclaims all liability from reliance thereon. This information is offered solely to you in advisement for the safe use and handling of this material. We reserve the right to revise this information periodically as new information becomes available.

Stellar Biotechnologies, Inc.
332 East Scott Street, Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800
KLHinfo@stellarbiotech.com • www.stellarbiotech.com

PI-005, Rev. a

Stellar Biotechnologies, Inc. • Monkey Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-03G • Page 3

Stellar KLH™ ELISA Test Kit

Monkey Anti-KLH IgM ELISA Kit

Stellar Biotechnologies, Inc., Product Code ELI-03M

ELISA for the Quantitative Determination of **Monkey Anti-KLH IgM** in Serum or Plasma

INTRODUCTION

Keyhole Limpet Hemocyanin (KLH) is a large oxygen-carrying, copper-containing glycoprotein from the marine mollusk *Megathura crenulata*. KLH is well known as a potent stimulator of humoral and cellular immune responses. It is widely used in research and clinical studies including, for example, as a carrier of low molecular weight haptens used in vaccines and as an antigen for assessing immune function in the screening of drug candidates.

Stellar KLH is manufactured by Stellar Biotechnologies, Inc. directly from controlled, land-based aquaculture. Stellar has developed industry-leading sustainable practices that protect the source species *Megathura crenulata* and ensure quality, consistent KLH.

In drug screening applications, determination of a drug candidate's effects on anti-KLH antibody levels allows easy assessment of immune system regulation.[1] Animals are immunized with KLH while undergoing drug treatment and serum is collected at appropriate times post-immunization. Typically, serum collected 5-7 days after immunization is used for measurement of anti-KLH IgM levels, and serum collected 14+ days post immunization is used to measure anti-KLH IgG levels. Comparison of anti-KLH IgM or IgG levels in drug-treated vs. control groups reveals effects on immune response.

This Monkey Anti-KLH IgM ELISA Kit is made using Stellar KLH and is suitable for rapid and quantitative measurement of anti-KLH IgM levels in serum or plasma.[2,3]

PRINCIPLE OF THE TEST

This Monkey anti-KLH IgM ELISA is a solid phase enzyme-linked immunosorbent assay. It uses Stellar KLH for solid phase (microtiter wells) immobilization, and a horseradish peroxidase (HRP) conjugated mouse monoclonal anti-monkey IgM antibody for detection[A]. The use of Stellar KLH improves performance of the assay. Importantly, Stellar KLH coated plates can be used to detect anti-KLH IgG in animals immunized with either subunit or whole molecule KLH.

Serum or plasma samples are diluted and incubated in the microtiter wells for 45 minutes. The microtiter wells are subsequently washed and HRP conjugate is added and incubated for 45 minutes. Anti-KLH IgM molecules are thus sandwiched between immobilized KLH and the detection antibody conjugate. The wells are then washed to remove unbound HRP-labeled antibodies and TMB Reagent is added and incubated for 20 minutes at room temperature. This results in the development of a blue color. Color development is stopped by the addition of Stop Solution, changing the color to yellow, and optical density is measured spectrophotometrically at 450nm. The concentration of anti-KLH IgM is proportional to the optical density.

[A] Specificity of the monoclonal antibody was determined in competitive ELISA's at Life Diagnostics using recombinant monkey IgM as reference materials. All reference IgM's were kindly provided by The NIH Nonhuman Primate Reagent Resource center.

KIT COMPONENTS

Materials provided with the kit:

- Stellar KLH coated 96-well plate (12 strips of 8 wells)
- Anti Monkey IgM HRP Conjugate, 11 ml
- Anti-KLH IgM Stock[B] (lyophilized)
- 20x Wash Solution, 50 ml
- Diluent (50 ml)
- TMB Reagent (One-Step) 11 ml
- Stop Solution (1N HCl), 11 ml

Materials required but not provided:

- Precision pipettes and tips
- Distilled or deionized water
- Polypropylene or glass tubes
- Vortex mixer
- Absorbent paper or paper towels
- Micro-Plate incubator/shaker mixing speed of ~150 rpm
- Plate washer
- Plate reader with an optical density range of 0-4 at 450nm
- Graph paper (PC graphing software is optional)

STORAGE OF THE TEST KIT

On receipt, the anti-KLH IgM standard stock should be stored frozen at -20°C or lower. The remainder of the kit should be stored at 2-8°C and the microtiter plate should be kept in a sealed bag with desiccant to minimize exposure to damp air. **DO NOT FREEZE THE HRP CONJUGATE OR TMB SOLUTIONS**. Test kits will remain stable for six months from the date of purchase provided that the components are stored as described.

GENERAL INSTRUCTIONS

1. Please read the instructions thoroughly before using the kit.
2. All reagents should be removed from storage conditions and allowed to reach room temperature (18-25°C) before use.
3. The optimal sample dilution should be determined empirically. Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).
4. Optimum results are achieved if, at each step, reagents are pipetted into the wells of the microtiter plate within 5 minutes.

WASH SOLUTION PREPARATION

The wash solution is provided as a 20x stock. Prior to use dilute the contents of the bottle (50 ml) with 950 ml of distilled or deionized water.

STANDARD PREPARATION

Please read attached MSDS for biohazard information.

1. Working 1000-15.62 ng/ml anti-KLH IgM standards should be used within 1 hour of preparation.
2. The anti-KLH IgM stock is provided in lyophilized form. Reconstitute as directed on the vial label *(the reconstituted standard should be aliquoted and frozen at -20°C after reconstitution if additional use is intended)*.

[B] The reference standard provided with the kit was calibrated using affinity purified rhesus monkey anti-KLH IgM prepared at Life Diagnostics, Inc.

Stellar Biotechnologies, Inc., 332 East Scott St., Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com

Stellar KLH™
ELISA Test Kit

3. Label 6 polypropylene or glass tubes as 1000, 500, 250, 125, 62.5, 31.25, 15.62 ng/ml.
4. Into the tube labeled 1000 ng/ml, pipette the volume of diluent detailed on the stock vial label. Then add the indicated volume of anti-KLH IgM stock (also detailed on the vial label) and mix gently. This provides the 1000 ng/ml standard.
5. Dispense 250 µl of diluent into the tubes labeled 500, 250, 125, 62.5, 31.25, and 15.62 ng/ml.
6. Prepare a 500 ng/ml standard by diluting and mixing 250 µl of the 1000 ng/ml standard with 250 µl of diluent in the tube labeled 500 ng/ml.
7. Similarly prepare the 250, 125, 62.5, 31.25, and 15.62 ng/ml standards by serial dilution.

SAMPLE PREPARATION

The optimal sample dilution should be determined empirically. However, studies at Stellar Biotechnologies, Inc. suggest that a 500-fold dilution is a reasonable starting point. In order to achieve high dilutions we suggest that a serial dilution strategy be used. If, for example, a 500-fold sample dilution is desired the following procedure should used. This approach minimizes diluent usage and favors accurate and precise sample dilution.

1. Dispense 48 µl and 237.5 µl of diluent into separate tubes.
2. Pipette and mix 2 µl of the serum/plasma sample into the tube containing 48 µl of diluent. This provides a 25 fold diluted sample.
3. Mix 12.5 µl of the 25 fold diluted sample with the 237.5 µl of diluent in the second tube. This provides a 500 fold dilution of the sample.
4. Repeat this procedure for each sample to be tested.

Do not use dilutions less than 100-fold (i.e., do not use dilutions of 50-fold).

ASSAY PROCEDURE

1. Secure the desired number of coated wells in the holder.
2. Dispense 100 µl of standards and diluted samples into the wells (we recommend that samples be tested in triplicate).
3. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
4. Aspirate the contents of the microtiter wells and wash the wells 5 times with 1x wash solution using a plate washer (400 µl/well). The entire wash procedure should be performed as quickly as possible.
5. Strike the wells sharply onto absorbent paper or paper towels to remove all residual wash buffer.
6. Add 100 µl of HRP conjugate into each well.
7. Incubate on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 45 minutes.
8. Wash as detailed in 4 to 5 above.
9. Dispense 100 µl of TMB Reagent into each well.
10. Gently mix on an orbital micro-plate shaker at 100-150 rpm at room temperature (18-25°C) for 20 minutes.
11. Stop the reaction by adding 100 µl of Stop Solution to each well.
12. Gently mix. *It is important to make sure that all the blue color changes to yellow.*
13. Read the optical density at 450 nm with a microtiter plate reader <u>within 5 minutes</u>.

CALCULATION OF RESULTS

1. Calculate the average absorbance values (A_{450}) for each set of reference standards and samples.
2. Construct a standard curve by plotting the mean absorbance obtained from each reference standard against its concentration in ng/ml on linear graph paper, with absorbance values on the vertical or Y-axis and concentrations on the horizontal or X-axis.
3. Using the mean absorbance value for each sample, determine the corresponding concentration of anti-KLH IgM in ng/ml from the standard curve.
4. Multiply the derived concentrations by the dilution factor to determine the actual concentration of anti-KLH IgM in the serum/plasma sample.
5. PC graphing software may be used for the above steps.
6. If the OD_{450} values of samples fall outside the standard curve, samples should be diluted appropriately and re-tested.

TYPICAL STANDARD CURVE

A typical standard curve with optical density readings at 450nm on the Y axis against anti-KLH IgM concentrations on the X axis is shown below. This curve is for the purpose of illustration only and should not be used to calculate unknowns. Each user should obtain his or her data and standard curve in each experiment.

Anti-KLH IgM (ng/ml)	Absorbance (450 nm)
1000	2.513
500	1.403
250	0.810
125	0.486
62.5	0.262
31.25	0.187
15.62	0.119

Absorbance 450nm
3
2
1
0
0 200 400 600 800 1000 1200
Concentration of Monkey Anti KLH IgM in ng/mL

REFERENCES

1. *JR Picotti et al. T-cell-dependent antibody response: Assay development in cynomolgus monkeys. Journal of Immunotoxicology, 2:191-196 (2005)*
2. *ED Williamson et.al. Immunogenicity of recombinant protective antigen and efficacy against aerosol challenge with anthrax. Infection and Immunity 73:5978-5987 (2005)*
3. *P Procell-Wilkins et.al. Isotypic analysis of humoral immune responses in rhesus monkeys to an adult microsomal antigen of Schistosoma Mansoni: an indicator of successful treatment. Am. J. Trop. Med. Hyg. 45:629-635 (1991)*

Stellar Biotechnologies, Inc. • Monkey Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-03M • Page 2

Stellar KLH™
ELISA Test Kit

Material Safety Data Sheet

Monkey Anti-KLH IgM Standard
(Component of kit ELI-03M)

DESCRIPTION: The monkey anti-KLH IgM standard is comprised of rhesus monkey serum diluted in a proprietary matrix. It is provided in a sealed vial in lyophilized format.

CUSTOMER INFORMATION

Please forward this abbreviated MSDS to your coordinator for review and filing. Please assure that this MSDS reaches the intended user of this material.

HAZARD INFORMATION

HANDLE THIS MATERIAL AND ITS DERIVATIVES AS A BIOHAZARD

Nonhuman primates can carry a variety of zoonotic diseases including B virus (*Cercopithecine Herpes Virus 1 or Herpesvirus simae)*, Measles, Influenza, Pox viruses (Monkeypox and Yaba virus), filoviruses such as Ebola virus, Gastrointestinal disease (*Salmonella, Shigella, Giardia, Entamoeba histolytica, Balantidium coli),* Bacterial pneumonia (*Streptoccus pneumoniae*), and Tuberculosis (*Mycobacterium tuberculosis*). Zoonotic diseases are those that can be transmitted between species. It is important to note that a disease that does not cause serious health effects in one species may cause severe, life-threatening illness in another species.

Care must be taken by all personnel who handle this material to prevent potential exposure to zoonotic pathogens. Contact with this material may irritate the eyes, skin, or mucous membranes and potentially result in infection. In order to limit exposure, exercise all due caution and wear appropriate personal protective equipment when handling this material. Good laboratory and manufacturing procedures are essential for safe use. If eye exposure occurs, flush product from eyes with water for at least 15 minutes, see a physician. If skin exposure occurs, wash and scrub the exposed area thoroughly with soap, concentrated solution of detergent, povidone-iodine, or chlorhexidine and water, irrigate the area with running water for 15-20 minutes, see a physician.

FIRE AND SPILL INFORMATION

In case of fire use suitable extinguishing agent such as water, carbon dioxide, foam or dry chemical to suppress the surrounding fire. In case of spill collect material in a leak proof container and decontaminate the spilled material with a freshly made 1% bleach solution (a 1:5 dilution of household bleach) or similar disinfectant with virucidal properties, and dispose of according to Federal, State, and local regulations. Decontaminate the area of the spill with a freshly made 1% bleach solution (a 1:5 dilution of commercial bleach) or similar disinfectant with virucidal properties. Allow sufficient contact time (30 minutes) before final clean up of surfaces.

PERSONAL PROTECTIVE EQUIPTMENT

Protective gloves, safety goggles, face shield, long sleeved lab coat or gown and access to a safety eyewash station are recommended. Protective clothing should be replaced if it is contaminated. Protective clothing should be removed on leaving the work area. Wash hands after removing gloves.

The information, data, and recommendations contained herein have been compiled from sources believed to be reliable and are believed to be accurate. Stellar Biotechnologies, Inc. makes no warranty of any kind whatsoever with respect thereto and disclaims all liability from reliance thereon. This information is offered solely to you in advisement for the safe use and handling of this material. We reserve the right to revise this information periodically as new information becomes available.

Stellar Biotechnologies, Inc.
332 East Scott Street, Port Hueneme, CA 93041
Toll Free (855) KLH-7555 • +1 (805) 488-2800
KLHinfo@stellarbiotech.com • www.stellarbiotech.com

PI-006, Rev. a

Stellar Biotechnologies, Inc. • Monkey Anti-KLH IgM ELISA Kit • Stellar KLH ELISA • Product Code ELI-03M • Page 4

Stellar BIOTECHNOLOGIES

LABEL		
Document No.: **LBL-001**	Revision: **a**	Effective Date: **29 February 2012**
Department: Quality Assurance		Supersedes: N/A

20X Wash Solution ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.
20X Wash Solution (50mL)
Lot X-XXXXXX, Store at 2-8°C
LBL-001 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0485	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-002**	Revision: **b**	Effective Date: **04 April 2012**
	Department: Quality Assurance		Supersedes: a

Diluent ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Diluent (50 mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-002 Rev. b

1. AMENDMENT HISTORY:

Type of Revision: ☒ Minor ☐ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0486	New label proof	New research use only product requiring approved labeling.
b	DCO-0518	Corrected reagent volume and concentration, including the title.	Original label was incorrect.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-003**	Revision: **a**	Effective Date: **29 February 2012**
	Department: Quality Assurance		Supersedes: N/A

Rat KLH IgM HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Rat KLH IgM HRP (11mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-003 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0487	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-004**	Revision: **a**	Effective Date: **29 February 2012**
	Department: Quality Assurance		Supersedes: N/A

Stop Solution ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Stop Solution (xxmL)

Lot X-XXXXXX, Store at 2-8°C

LBL-004 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0488	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-005**	Revision: **a**	Effective Date: **29 February 2012**
	Department: Quality Assurance		Supersedes: N/A

TMB Reagent ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

TMB Reagent (xxmL)

Lot L-H2108A, Store at 2-8°C

LBL-005 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0489	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES Sustainable KLH Technologies for Growing Markets	LABEL		
	Document No.: **LBL-006**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Mouse Anti-KLH IgG ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH™ ELISA Test Kit

Mouse Anti-KLH IgG ELISA

Product Code ELI-01G

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgG Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgG HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-006 Rev. a

Stellar KLH™ ELISA Test Kit

Mouse Anti-KLH IgG ELISA

Product Code ELI-01G

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgG Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgG HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-006 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0490	New label proof	New research use only product requiring approved labeling.

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-007**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Mouse Anti-KLH IgM ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH™
ELISA Test Kit

Mouse Anti-KLH IgM ELISA

Product Code ELI-01M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-007 Rev. a

Stellar KLH™
ELISA Test Kit

Mouse Anti-KLH IgM ELISA

Product Code ELI-01M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-007 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0491	New label proof	New research use only product requiring approved labeling.

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-008**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Rat Anti-KLH IgG ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH
ELISA Test Kit

Rat Anti-KLH IgG ELISA

Product Code ELI-02G

Contains:

1 Plate	KLH Coated Microtiter Wells (96)
1	Anti-KLH IgG Stock
50 mL	Diluent
50 mL	20x Wash Solution
11 mL	Anti IgG HRP Conjugate
11 mL	TMB Reagent
11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-008 Rev. a

Stellar KLH
ELISA Test Kit

Rat Anti-KLH IgG ELISA

Product Code ELI-02G

Contains:

1 Plate	KLH Coated Microtiter Wells (96)
1	Anti-KLH IgG Stock
50 mL	Diluent
50 mL	20x Wash Solution
11 mL	Anti IgG HRP Conjugate
11 mL	TMB Reagent
11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-008 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0492	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-009**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Rat Anti-KLH IgM ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH ELISA Test Kit

Rat Anti-KLH IgM ELISA

Product Code ELI-02M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-009 Rev. a

Stellar KLH ELISA Test Kit

Rat Anti-KLH IgM ELISA

Product Code ELI-02M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-009 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0493	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-010**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Monkey Anti-KLH IgG ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH
ELISA Test Kit

Monkey Anti-KLH IgG ELISA

Product Code ELI-03G

Contains:	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgG Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgG HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-010 Rev. a

Stellar KLH
ELISA Test Kit

Monkey Anti-KLH IgG ELISA

Product Code ELI-03G

Contains:	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgG Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgG HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgG Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-010 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0494	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-011**	Revision: **a**	Effective Date: **01 March 2012**
	Department: Quality Assurance		Supersedes: N/A

Monkey Anti-KLH IgM ELISA Kit Label

- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Stellar KLH ELISA Test Kit

Monkey Anti-KLH IgM ELISA

Product Code ELI-03M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-011 Rev. a

Stellar KLH ELISA Test Kit

Monkey Anti-KLH IgM ELISA

Product Code ELI-03M

Contains:		
	1 Plate	KLH Coated Microtiter Wells (96)
	1	Anti-KLH IgM Stock
	50 mL	Diluent
	50 mL	20x Wash Solution
	11 mL	Anti IgM HRP Conjugate
	11 mL	TMB Reagent
	11 mL	Stop Solution

Store Anti-KLH IgM Stock at -20°C
Store all other kit components at 2-8°C

Stellar Biotechnologies 332 East Scott Street, Port Hueneme, CA 93041
1 (855) KLH-7555 • KLHinfo@stellarbiotech.com • www.stellarbiotech.com
LBL-011 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ **Minor** ☒ **Major**

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0495	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar
BIOTECHNOLOGIES

LABEL		
Document No.: **LBL-012**	Revision: **a**	Effective Date: **03 April 2012**
Department: Quality Assurance		Supersedes: N/A

Rat KLH IgG HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.
Rat KLH IgG HRP (11 mL)
Lot X-XXXXXX, Store at 2-8°C
LBL-012 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0512	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES

LABEL		
Document No.: **LBL-013**	Revision: **a**	Effective Date: **03 April 2012**
Department: Quality Assurance		Supersedes: N/A

Mouse KLH IgG HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Mouse KLH IgG HRP (11 mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-013 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0513	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-014**	Revision: **a**	Effective Date: **03 April 2012**
	Department: Quality Assurance		Supersedes: N/A

Mouse KLH IgM HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Mouse KLH IgM HRP (11 mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-014 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0514	New label proof	New research use only product requiring approved labeling.

Controlled Document Binder Working Copy

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-015**	Revision: **a**	Effective Date: **03 April 2012**
	Department: Quality Assurance		Supersedes: N/A

Monkey KLH IgG HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Monkey KLH IgG HRP (11 mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-015 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0515	New label proof	New research use only product requiring approved labeling.

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-016**	Revision: **a**	Effective Date: **03 April 2012**
	Department: Quality Assurance		Supersedes: N/A

Monkey KLH IgM HRP ELISA Kit Reagent Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Monkey KLH IgM HRP (11 mL)

Lot X-XXXXXX, Store at 2-8°C

LBL-016 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0516	New label proof	New research use only product requiring approved labeling.

Stellar BIOTECHNOLOGIES	LABEL		
	Document No.: **LBL-017**	Revision: **a**	Effective Date: **03 April 2012**
	Department: Quality Assurance		Supersedes: N/A

ELISA KLH Coated Plate Label

Reagents included in Stellar KLH ELISA kits

- **Reagents in each kit to be designated by manufacturer, as appropriate per kit**
- **Label dimensions and font sizes to be adjusted by manufacturer as needed to fit final vial size/shape**

Vial label layout example:

Stellar Biotechnologies, Inc.

Stellar KLH Coated Plate (96-wells)

Lot X-XXXXXX, Desiccate at 2-8°C

LBL-017 Rev. a

1. AMENDMENT HISTORY:

Type of Revision: ☐ Minor ☒ Major

Revision	DCO Reference	Description of Change	Rationale for Change
a	DCO-0517	New label proof	New research use only product requiring approved labeling.